UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 31, 2016

Commission file number 1-13163
________________________
YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	13-3951308
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 874-8300

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On October 31, 2016, Yum! Brands, Inc. (“YUM”) distributed all of the outstanding shares of common stock of Yum China Holdings, Inc. (“Yum China”) to YUM shareholders (the “Distribution”). In connection with the Distribution, YUM (or a subsidiary of YUM) entered into several agreements with Yum China (or a subsidiary of Yum China) that govern the relationship of the parties following the Distribution, including the following:

•	Separation and Distribution Agreement

•	Master License Agreement

•	Tax Matters Agreement

Summaries of the material terms of these agreements can be found in the section entitled “Certain Relationships and Related Person Transactions” in the Information Statement filed as Exhibit 99.1 to Yum China’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 1, 2016 which summary is incorporated herein by reference. The descriptions of those agreements are qualified in their entirety by reference to the complete terms and conditions of those agreements, which are attached hereto as Exhibits 2.1, 10.1 and 10.2, respectively.

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 31, 2016, YUM completed the Distribution. Yum China was formed to hold YUM’s China business and, as a result of the Distribution, Yum China is now an independent public company trading under the symbol “YUMC” on the New York Stock Exchange. The Distribution was made to YUM shareholders of record as of the close of business on October 19, 2016 (the “Record Date”). Each YUM shareholder of record on the Record Date received one share of Yum China common stock for each share of YUM common stock held on the Record Date. In the aggregate, 363,758,219 shares of Yum China common stock were distributed to YUM’s shareholders in the Distribution.

On November 1, 2016, YUM issued a press release announcing the completion of the Distribution. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(b) Pro forma financial information. The unaudited pro forma consolidated financial statements of YUM giving effect to the Distribution, and the related notes thereto, are attached hereto as Exhibit 99.2.

(d) Exhibits.  The following exhibits are provided as part of this Current Report on Form 8-K:

Exhibit No.	Exhibit

2.1*	Separation and Distribution Agreement, dated as of October 31, 2016, by and among Yum! Brands, Inc, Yum Restaurants Consulting (Shanghai) Company Limited and Yum China Holdings, Inc.

10.1	Master License Agreement, dated as of October 31, 2016, by and between Yum! Restaurants Asia Pte. Ltd. and Yum Restaurants Consulting (Shanghai) Company Limited.

10.2	Tax Matters Agreement, dated as of October 31, 2016, by and among Yum! Brands, Inc., Yum China Holdings, Inc. and Yum Restaurants Consulting (Shanghai) Company Limited.

99.1	Press Release of Yum! Brands, Inc., dated November 1, 2016.

99.2	Yum! Brands, Inc. Unaudited Pro Forma Consolidated Financial Statements.

*Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules and/or exhibits will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	November 3, 2016	/s/ David E. Russell
Vice President, Finance and Corporate Controller
(Principal Accounting Officer)